                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                             SPS Technologies, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

SPS
 Technologies (LOGO)

-------------------------------------------------------------------------------
SPS TECHNOLOGIES, INC.
101 GREENWOOD AVENUE, SUITE 470
JENKINTOWN, PENNSYLVANIA 19046
NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
-------------------------------------------------------------------------------

The Annual Meeting of Shareholders of SPS Technologies, Inc. will be held on Tuesday, April 29, 1997, at ten o'clock a.m., local time, at 17 Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania 19101, in the Forum Room (eighth floor), for the following purposes:

1. To elect two Class II directors for a term of three years;

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the meeting. Shareholders of record at the close of business on March 11, 1997 will be entitled to vote at the meeting.

                                          Aaron Nerenberg
                                          Secretary

March 31, 1997






-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

You are urged to mark, sign, date and promptly return your proxy in the enclosed envelope.

-------------------------------------------------------------------------------

                               PROXY STATEMENT

===============================================================================
                                   GENERAL
-------------------------------------------------------------------------------

   This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of SPS Technologies, Inc. ("Company"), to be held on Tuesday, April 29, 1997, and at any adjournments or postponements thereof. This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about March 31, 1997.

   Shareholders are requested to mark, sign, date and return in the envelope provided, the enclosed proxy which is being solicited by the Board of Directors of the Company. No postage is required if the proxy is returned in the enclosed envelope and mailed in the United States.

   Execution of the enclosed proxy will not affect a shareholder's right to attend the meeting and vote in person. The proxy is revocable by delivering written notice of revocation to the Secretary of the Company at any time before the proxy is voted, by a properly executed, later-dated proxy, or by attending the meeting and voting in person.

   The cost of soliciting proxies will be paid by the Company. The Company will reimburse brokers, custodians, nominees and fiduciaries for the cost of forwarding materials to beneficial owners. Proxies may be solicited by directors, officers and employees, but such persons will not be specially compensated for such services.


-----------------------------------------------------------------------------
                              Voting Information
-----------------------------------------------------------------------------

   Only record holders of Common Stock of the Company at the close of business on March 11, 1997, are entitled to vote. On that date there were issued and outstanding 6,022,771 shares of Common Stock, par value $1.00 per share, each of which is entitled to one vote and which, in the election of directors, has cumulative voting rights. This means that shareholders have the right to multiply the number of votes to which they may be entitled by the total number of directors to be elected in the same election and may cast the whole number of such votes for one nominee or may distribute them among any two or more nominees. Proxy holders may vote cumulatively for any or all of the nominees, and it is the Company's intention to have the proxy holders exercise such cumulative voting rights to elect the maximum number of nominees proposed by the Board of Directors.

   Shares represented by proxies in the accompanying form, unless otherwise directed, will be voted at the Annual Meeting or any adjournments or postponements thereof FOR the election of directors as stated under the heading "Election of Directors." Management does not intend to bring any other matters before the meeting, and it does not know of any additional proposals to be presented by others. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment. Under the Company's By-laws, proposals of shareholders to be presented at the meeting must be submitted in accordance with the procedures summarized below under the heading "Proposals of Shareholders."

-----------------------------------------------------------------------------
                        Ownership of Voting Securities
-----------------------------------------------------------------------------

   As of February 28, 1997, the following persons were known by the Company to be the principal beneficial owners of the voting securities of the
Company:

-----------------------------------------------------------------------------

 Name and Address                       Amount and Nature of Beneficial
of Beneficial Owner                   Ownership of Shares of Common Stock  Percent of Class
-------------------------------------------------------------------------------------------
Gabelli Funds, Inc.,                             1,408,250(a)                    23.4%
GAMCO Investors, Inc.,
Gabelli International
 Limited,
Gabelli Asset Management
 Company International
 Advisory Services Ltd., and
Mario J. Gabelli
One Corporate Center
Rye, NY 10580-1434
Tinicum Investors,                                 989,333(b)                    16.4%
RIT Capital Partners plc,
Putnam L. Crafts, Jr., and
Eric M. Ruttenberg,
990 Stewart Avenue
Garden City, NY 11530
Fidelity Management and Research                   599,600(c)                     9.9%
 Company,
Fidelity Management Trust Company
82 Devonshire Street
Boston, MA 02109
Anne Hallowell Miller                              279,496(d)                     4.6%
c/o Stacey W. McConnell
MacElree, Harvey, Gallagher
 & Featherman, Ltd.
P.O. Box 660
West Chester, PA 19381-0660
Howard T. Hallowell III                            271,486(e)                     4.5%
 c/o Stacey W. McConnell
MacElree, Harvey, Gallagher
 & Featherman, Ltd.
P.O. Box 660
West Chester, PA 19381-0660

-----------------------------------------------------------------------------
(a) Based on information supplied by the named entities in a joint filing on
    Schedule 13D made on December 27, 1996, with the Securities and Exchange Commission. According to such filing, the named entities held sole, shared or no voting and dispositive power over the shares as follows:
    Gabelli Funds, Inc. -- 193,100 shares (sole voting and dispositive power); GAMCO Investors, Inc. -- 1,181,390 shares (sole voting and dispositive power) and 25,500 shares (no voting and sole dispositive power); Gabelli International Limited (no voting or dispositive power); and Gabelli Asset Management Company International Advisory Services Ltd. -- 1,000 shares (sole voting and dispositive power). Mr. Mario J. Gabelli is the majority stockholder of Gabelli Funds, Inc. and individually owns 7,260 shares (sole voting and dispositive power) of the Company's Common Stock.

(b) Based on information supplied by the named entities in a joint filing on
    Schedule 13D made on January 27, 1997, with the Securities and Exchange Commission. According to such filing, the named entities held sole, shared or no voting and dispositive power over the shares as follows: Tinicum Investors -- 756,569 shares (sole voting and dispositive power); RIT Capital Partners plc -- 132,311 shares (sole voting and dispositive power); Putnam L. Crafts, Jr. -- 100,000 shares (sole voting and dispositive power); and Eric M. Ruttenberg -- 1,065 shares (sole voting and dispositive power). Eric M. Ruttenberg, a director of the Company, is a general partner of Tinicum Investors.

(c) Based on information supplied by the named entities in a joint filing on
    Schedule 13G made on February 14, 1997 with the Securities and Exchange Commission. According to such filing, the named entities, both wholly-owned subsidiaries of FMR Corp., held sole, shared or no voting and dispositive power over the shares as follows: Fidelity Management & Research Company -- 282,300 shares (no voting or dispositive power); Fidelity Management Trust Company -- 317,300 shares (no voting or dispositive power). FMR Corp. has sole voting power over 334,300 shares, and sole dispositive power over 599,600 shares. Neither FMR Corp. nor Edward C. Johnson, 3rd, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

(d) Based on information supplied by Mrs. Miller to the Company. According to such information, the shareholdings indicated by Mrs. Miller include 279,496 shares held by Mrs. Miller as to which she has sole voting and dispositive power. The amount of shares held and percent of ownership shown does not include 30,000 shares held by the Hallowell Foundation, established in 1956 by H. Thomas Hallowell, Jr., of which the Company is informed Mrs. Miller is a trustee. Mrs. Miller has disclaimed beneficial ownership of such shares.

(e) Based on information supplied by Mr. Hallowell to the Company. According to such information, the shareholdings indicated by Mr. Hallowell include 369 shares held in a fiduciary capacity in which he has a beneficial interest and shared voting and dispositive power, and 271,117 shares held by Mr. Hallowell as to which he has sole voting and dispositive power. The amount of shares held and percent of ownership shown does not include 30,000 shares held by the Hallowell Foundation, of which the Company is informed Mr. Hallowell is a trustee. Mr. Hallowell has disclaimed beneficial ownership of such shares.

   Information pertaining to the voting securities of the Company beneficially owned, as of February 28, 1997, by each director, by the Chief Executive Officer and the four other most highly compensated executive officers, and by the group consisting of such persons and the Company's other executive officers (the "Group") is set forth below. This information has been supplied in each instance by the individuals involved.

-----------------------------------------------------------------------------

                                                                               Shares
Name of Individual or                           Amount and Nature of         Acquirable
Number of                                   Beneficial Ownership of Shares     Within       Percent of Class
Persons in Group                                 of Common Stock(a)          60 Days(b)      If 1% or More
-----------------------------------------------------------------------------------------------------------
Charles W. Grigg                                       13,435                 162,000            2.8%
Howard T. Hallowell III                               271,486                       0            4.5%
Richard W. Kelso                                          940                       0             --
Dr. John F. Lubin                                       1,256                   1,877             --
Eric M. Ruttenberg                                      1,435(c)                2,926             --
Raymond P. Sharpe                                       2,435                   1,047             --
Harry J. Wilkinson                                     12,522                  64,883            1.3%
John P. McGrath                                         4,744                  24,914             --
William M. Shockley                                     2,447                  13,500             --
Aaron Nerenberg                                         1,016                  21,202             --
All Directors and Executive Officers as
  a Group (12 persons)                                312,884                 309,549            9.8%

-----------------------------------------------------------------------------
(a) The individuals named in the table or included in the Group each exercise sole voting and dispositive power over the shares beneficially owned by them except for 5,092 shares held by certain members of the Group, over which such members have shared voting and dispositive power. The total includes 210 shares held by an executive officer not named in the table, as to which he disclaims beneficial ownership and has no voting or dispositive power.

(b) Represents shares which may be acquired within 60 days of February 28, 1997, through the exercise of stock options under the SPS 1988 Long Term Incentive Stock Plan.

(c) The indicated shares of Common Stock are beneficially owned directly by Mr. Ruttenberg. Mr. Ruttenberg is a general partner of Tinicum Investors, a Delaware partnership ("Investors"), that had direct beneficial ownership of 759,069 shares of Common Stock as of February 28, 1997. Based on understandings with certain other beneficial owners of Common Stock described in a Statement on Schedule 13D filed on January 27, 1997, Mr. Ruttenberg and Investors may be deemed to have indirect beneficial ownership of an additional 232,311 shares of Common Stock beneficially owned directly by such other beneficial owners as of February 28, 1997. Mr. Ruttenberg disclaims beneficial ownership of any shares of Common Stock beneficially owned directly by Investors or such other beneficial owners.

-----------------------------------------------------------------------------
                            Election of Directors
-----------------------------------------------------------------------------

   The Company currently has seven directors serving in three classes, consisting of one class of three members and two classes of two members each. The term of office of one class will expire each year. Members of each class are elected for terms of three years, except in the case of a vacancy in any class, in which case the vacancy may be filled by the Board of Directors for the balance of the term of the class in which the vacancy exists.

   The terms of office of the two Class II directors expire this year. Accordingly, shareholders are being asked to elect two Class II directors who will hold office until the 2000 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Unless you indicate otherwise, your proxy will be voted in favor of the election of each of the nominees named below for a three-year term. Should any nominee become unavailable for election for any unforeseen reason, the Board of Directors or the Executive Committee of the Board of Directors will determine how the proxies will be voted. The two nominees receiving the highest number of votes cast at the meeting will be elected as Class II directors.

   Listed below are the names of, and certain other information respecting the two nominees for election as Class II directors, and the other five directors who will be continuing in office following the meeting.

-----------------------------------------------------------------------------
CLASS II - NOMINEES FOR A THREE-YEAR TERM
-----------------------------------------------------------------------------
Raymond P. Sharpe
Age: 48                                                    Director since 1994
Executive Vice President of Cookson America, Inc., a manufacturer of industrial materials, and Chief Operating Officer of the Electronic Materials Division, a supplier of special chemicals, metals, printed circuit board laminates and equipment to the printed circuit board fabrication and electronic assembly market, since 1994. President of the Electronic Materials Division since prior to 1992. A director of Cookson Group plc and HIS Company Inc.; Trustee, St. Andrews School.
-----------------------------------------------------------------------------
James F. O'Connor
Age: 56                                                   Nominee for Director
Executive Director of Corporate Development since 1995, for the BBA Group plc, serving the transportation and industrial markets worldwide. Previously, since prior to 1992, Managing Director and Principal of Ingoldsby, O'Connor & Company, providing strategic investment banking services to middle market companies.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
CLASS I - DIRECTORS WITH TERMS EXPIRING IN 1998
-----------------------------------------------------------------------------
Howard T. Hallowell III
Age: 62                                                    Director since 1992
Economist, since prior to 1992 until his retirement in July, 1994, at Eastman Kodak Company, a leading manufacturer of photographic equipment and supplies. A director of PMHP Inc.; Trustee of the Hallowell Foundation.
-----------------------------------------------------------------------------
Charles W. Grigg
Age: 57                                                    Director since 1993
Chairman of the Board and Chief Executive Officer of the Company since December 1, 1993. Previously, since prior to 1992, President and Chief Operating Officer of Watts Industries, Inc., a manufacturer of valve products. A director of Wyman-Gordon Corporation.
-----------------------------------------------------------------------------
Richard W. Kelso
Age: 59                                                    Director since 1995
President and Chief Executive Officer of PQ Corporation, a global manufacturer of inorganic chemicals, high performance catalysts and functional glass products, since prior to 1992. A director of PQ Corporation, P.H. Glatfelter Company and the World Affairs Council of Philadelphia.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
CLASS III - DIRECTORS WITH TERMS EXPIRING IN 1999
-----------------------------------------------------------------------------
Harry J. Wilkinson
Age: 59                                                    Director since 1986
President and Chief Operating Officer of the Company since prior to 1992 until his resignation as of March, 1997. A director of Drexelbrook
Engineering Co. and Flexible Circuits, Inc.
-----------------------------------------------------------------------------
Eric M. Ruttenberg
Age: 41                                                    Director since 1991
General Partner of Tinicum Investors, an investment management company, since prior to 1992. A director of Environmental Strategies Corporation; Trustee, Mount Sinai Medical Center.
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
           Board Meetings, Committees and Compensation of Directors
-----------------------------------------------------------------------------

   During 1996, there were four meetings of the Board of Directors of the Company. Throughout 1996 there was an Executive Compensation and Stock Option Committee, a Directors Committee and an Audit Committee.

   The Executive Compensation and Stock Option Committee, composed of Messrs. Sharpe (Chairman), Hallowell, Lubin and Ruttenberg, held one meeting in 1996. The Committee's function is to fix the salaries and other compensation of all officers and key executives of the Company other than the Chief Executive Officer and the President of the Company (whose compensation is fixed by the Board of Directors), to evaluate the Company's executive compensation programs to insure that they remain effective in retaining and attracting managerial talent, and to administer certain of the Company's executive incentive compensation and stock option plans, including the granting of awards as provided in those plans.

   The Directors Committee of the Board of Directors, composed of Messrs. Lubin (Chairman), Grigg, Ruttenberg and Sharpe, held one meeting in 1996. Its functions are to nominate candidates for election to the Board of Directors, recommend nominees for service on its standing committees, review programs for senior management succession, make recommendations to the Board on matters of directors' compensation, benefits, retirement and tenure policy, and consider nominees for director recommended by shareholders.

   The Directors Committee will consider shareholder nominations in accordance with the Company's By-laws, as approved by shareholders. To be considered, notice of a nomination must be received not less than 60 days before the date of the relevant Annual Shareholder Meeting. Such notice must include (i) the name and address of the nominating shareholder, (ii) a representation that the shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting, (iii) the name, age, business and residence addresses and principal occupation of such proposed nominee, (iv) a description of any and all arrangements or understandings between the shareholder and each proposed nominee, (v) such other information as would be required by the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and (vi) the signed consent of each such individual to serve as director if elected. The Board may require any proposed nominee to furnish other information reasonably required to determine the proposed nominee's eligibility and qualifications to serve as a director. Under Pennsylvania law, to be eligible, a nominee must be an individual 18 years of age or older. Factors relevant to a nominee's qualifications would include his or her experience or lack thereof in managing business enterprises, service on other boards of directors, potential or actual conflicts of interest, expertise in a field related to the Company's business, criminal record and other similar information. If the Board (after affording the shareholder a reasonable opportunity to cure any deficiency in the original notice) determines that an individual was not proposed in accordance with the By-laws, then such individual would not be eligible for nomination and election as a director. If a nominee is determined to have been properly proposed by a shareholder, and the Directors Committee determines not to nominate the person, the shareholder proposing such person may nominate the candidate at the meeting. A copy of the Company's By-laws specifying the requirements for nominations for director will be furnished to any shareholder without charge upon written request to the Secretary of the Company.

   The Audit Committee of the Board of Directors, composed of Messrs. Ruttenberg (Chairman), Hallowell, Kelso, Lubin, and Sharpe, held three meetings in 1996. The Committee's functions include meeting periodically with the Company's management, internal auditors and independent certified public accountants to review with each whether they are properly discharging their respective responsibilities. In addition, this committee is responsible for recommendations to the Board of Directors in the selection and retention of the Company's independent certified public accountants, for establishing the scope of their accounting services and for approval of related fees.

   In 1996, all of the directors attended more than 75% of the aggregate of the meetings of the Board and the committees of the Board on which they served.

-------------------------------------------------------------------------------
                            EXECUTIVE COMPENSATION
-------------------------------------------------------------------------------

   The following table sets forth, for the Company's fiscal years ended December 31, 1994 through 1996, the total annual and long-term compensation of the Chairman and Chief Executive Officer and the four other most highly compensated executive officers other than the Chairman and Chief Executive Officer (the "Named Officers").

-------------------------------------------------------------------------------
                          Summary Compensation Table
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                                             Annual Compensation                  Long-Term Compensation
-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Awards              Payouts
                                                                          ---------------------------------------
                                                                                        Securities
                                                                                        Underlying   Long-Range    All Other
                                                           Other Annual    Restricted     Options     Incentive     Compen-
          Name and                     Salary     Bonus    Compensation      Stock        Granted       Bonus        sation
     Principal Position        Year    ($)(1)     ($)(2)      ($)(3)         ($)(4)         (#)        ($)(5)        ($)(6)
=============================================================================================================================
      Charles W. Grigg         1996   487,667    217,147      16,962         96,800       20,000       96,800        10,193
        Chairman and           1995   443,333    210,895      13,171         54,417       20,000       54,417         9,225
  Chief Executive Officer      1994   400,000    150,000       8,318              0            0            0        51,474
-----------------------------------------------------------------------------------------------------------------------------
   Harry J. Wilkinson(7)       1996   322,000     95,597      43,434         30,959        3,000       30,959        11,530
       President and           1995   310,000    108,717      49,882         25,113        5,000       25,113        11,032
  Chief Operating Officer      1994   300,000     56,220      28,792              0        5,000            0         7,182
-----------------------------------------------------------------------------------------------------------------------------
     John P. McGrath(7)        1996   164,000     49,200       8,856         11,480            0       21,320       137,793
      Vice President,          1995   159,000     31,800       6,720          5,506        2,000       10,225         3,099
     Corporate Services        1994   154,000     34,804       1,247              0        2,000            0         2,925
-----------------------------------------------------------------------------------------------------------------------------
    William M. Shockley        1996   150,000     47,879           0         15,000        3,000       22,500           415
   Vice President, Chief       1995   125,800     37,490           0          6,827       15,000       10,240           272
Financial Officer and
          Controller           1994   105,000     25,830           0              0        7,500            0           229
-----------------------------------------------------------------------------------------------------------------------------
     Aaron Nerenberg(7)        1996   146,000     43,800       9,655         10,220        1,000       18,980         2,807
  Vice President, General      1995   141,000     42,300       7,321          4,883        2,000        9,068         2,616
   Counsel and Secretary       1994   136,000     33,456       2,036              0        2,000            0         1,670
-----------------------------------------------------------------------------------------------------------------------------

1. Amounts shown include amounts (where applicable) deferred by the Named Officers under the Company's Executive Deferred Compensation Plan.

2. Amounts shown reflect cash payments to the Named Officers under the Company's Management Incentive Plan.

3. Amounts shown include directors' fees for 1996 through 1994, respectively as follows for Mr. Grigg -- $4,000, $5,000 and $7,000; and for Mr. Wilkinson -- $4,000, $5,000, and $7,000. Amounts shown also reflect, for each of the Named Officers, except Mr. Shockley, interest accrued in excess of 120% of the applicable federal long-term rate with respect to the Company's Executive Deferred Compensation Plan.

4. Restricted stock awards were made for the dollar values shown pursuant to the Company's Long Range Incentive Plan on February 10, 1997 at the fair market value of the Company's common stock of $67.8125 per share on that date under the SPS 1988 Long Term Incentive Stock Plan to the Named Officers in the following amounts -- Mr. Grigg (1,427 shares); Mr. Wilkinson (457 shares); Mr. McGrath (169 shares); Mr. Shockley (221 shares); and Mr. Nerenberg (151 shares). The restrictions lapse on 20% of the shares each year on the anniversary date of the award for the next five years, after which all restrictions will have lapsed.

5. Amounts shown reflect cash payments to the Named Officers under the Company's Long Range Incentive Plan.

6. Amounts shown include payments by the Company on behalf of the Named Officers for term life insurance and, in the case of Mr. Wilkinson, deemed compensation under a Split Dollar Life Insurance Plan, for the years 1996 through 1994, respectively, as follows: $617, $538 and $882. In the case of Mr. McGrath, the amount shown for 1996 includes $134,581 representing compensation from the exercise of 3,530 options on October 29, 1996, under the SPS 1988 Long Term Incentive Stock Plan. In the case of Mr. Grigg, the amount shown for 1994 includes $43,636 representing payment for purchase of an automobile from his previous employer including all federal and state income taxes resulting from such payment, as specified in his Employment Agreement.

7. Messrs. Wilkinson and McGrath ceased to be executive officers of the Company on March 1, 1997, and Mr. Nerenberg will cease to be an executive officer of the Company effective May 1, 1997. Each will receive benefits to which he is entitled under the Senior Executive Severance Plan and other compensation and benefit plans in which he is a participant. In addition, under agreements entered into with the Company, Mr. McGrath and Mr. Nerenberg will serve as paid consultants to the Company until February 28, 1998 and April 30, 1999, respectively. Mr. Nerenberg will receive additional payments aggregating $170,861 in installments due at various times from October 2002 through July 2005. Each of Messrs. McGrath and Nerenberg has agreed not to compete with the Company during the term of his consultancy.

   The following tables provide information concerning the number and value of option grants during the last year and the number and value of options to purchase the Company's Common Stock held by each of the Named Officers as of December 31, 1996. All options outstanding were granted under the SPS 1988
Long Term Incentive Stock Plan at 100% of the fair market value of the Company's Common Stock on the date of grant. The vesting provisions of the options are determined by the Executive Compensation and Stock Option Committee.
-------------------------------------------------------------------------------
                          Option Grants in Last Year
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                     Potential Realizable
                                                                                           Value at
                                                                                    Assumed Annual Rates of
                                                                                             Stock
                                                                                    Price Appreciation for
                                Individual Grants                                         Option Term
-----------------------------------------------------------------------------------------------------------
                                       % of Total
                                        Options
                        Number of      Granted to
                        Securities        All
                        Underlying     Employees      Exercise
                         Options        in Last         Price       Expiration
        Name             Granted          Year         ($/Sh)          Date          5% ($)       10% ($)
===========================================================================================================
  Charles W. Grigg        20,000           22%          54.00     Jan. 31, 2006      679,206     1,721,242
-----------------------------------------------------------------------------------------------------------
 Harry J. Wilkinson        3,000            3%          54.00     Jan. 31, 2006      101,881       258,186
-----------------------------------------------------------------------------------------------------------
William M. Shockley        3,000            3%          54.00     Jan. 31, 2006      101,881       258,186
-----------------------------------------------------------------------------------------------------------
  Aaron Nerenberg          1,000            1%          54.00     Jan. 31, 2006       33,960        86,062
-----------------------------------------------------------------------------------------------------------
  John P. McGrath              0            0%            NA            NA              NA          NA
-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         Aggregated Option Exercises and Year-End Option Value Table
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                       Number of     Value of Unexercised
                                                      Unexercised       "In-the-Money"
                                                      Options at      Options at Year-End
                                                       Year-End             ($)(1)
                         Number of
                          Shares         Dollar
                        Acquired on      Value       Exercisable/        Exercisable/
        Name             Exercise       Realized     Unexercisable       Unexercisable
==========================================================================================
Charles W. Grigg(2)          0             0        154,000/36,000     6,537,000/778,000
------------------------------------------------------------------------------------------
 Harry J. Wilkinson          0             0         62,283/10,000     2,272,978/296,625
------------------------------------------------------------------------------------------
William M. Shockley          0             0         10,400/19,500       400,438/555,938
------------------------------------------------------------------------------------------
  Aaron Nerenberg            0             0          20,202/3,800       694,529/116,600
------------------------------------------------------------------------------------------
  John P. McGrath          3,530        134,581       24,114/2,800       841,181/106,350
------------------------------------------------------------------------------------------

(1) Value of unexercised options based on the year end, December 31, 1996, stock price of $64.25 per share.
(2) Mr. Grigg received an option grant of 150,000 shares under the SPS 1988
    Long Term Incentive Stock Plan ("Plan") on December 1, 1993, upon being elected Chairman and Chief Executive Officer of the Company. In the event the closing sale price of the Company's Common Stock, as reported on the New York Stock Exchange Composite Tape, equals or exceeds the target price set forth below for at least forty-five trading days in any period of sixty consecutive trading days, then the number of options set forth below opposite such target price shall thereupon become vested and exercisable. As of January 23, 1996, all 150,000 options became fully vested and exercisable.

 Target Price                        Number of Options Vested and Exercisable
 --------------                       ----------------------------------------
$28.125                                               45,000
$34.60                                                45,000
$43.25                                                60,000


   The Stock Option Agreement contains certain resale restrictions. The total number of Common Stock issued pursuant to the option grant (150,000) shall not be sold more quickly than as follows:

        Time Period                    Cumulative Percent Which May Be Sold
 --------------------------           ----------------------------------------
12/1/94 to 11/30/95                                      20%
12/1/95 to 11/30/96                                      40%
12/1/96 to 11/30/97                                      60%
12/1/97 to 11/30/98                                      80%
12/1/98 and thereafter                                  100%


   Mr. Grigg was granted 20,000 options on February 1, 1996 at a exercise price of $54.00 per share which vest 20% per year on the anniversary date of the grant for the next five years.

-------------------------------------------------------------------------------
Pension Benefits
-------------------------------------------------------------------------------

   The following table shows the amount of the total annual pension which a Named Officer (with the exception of Messrs. McGrath, Nerenberg and Shockley) would receive at age 65 for the years-of-service indicated under (i) the Company's Retirement Income Plan (RIP), a qualified cash balance plan in which the benefit is determined by Company contribution credits based on age and service, and interest credits based on one-year Treasury rates; (ii) the Benefit Equalization Plan (BEP), a non-qualified unfunded plan which makes up retirement benefit reductions under RIP due to ceilings established by the Internal Revenue Code and/or reductions due to participation in the Executive Deferred Compensation Plan; and (iii) the Supplemental Executive Retirement Plan (SERP), a non-qualified unfunded plan in which an enhanced retirement benefit is accrued based upon highest average pensionable earnings and years-of-service.

-------------------------------------------------------------------------------
                               Pension Plan Table
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                               Years of Service
--------------------------------------------------------------------------------------
 Average Pensionable
Earnings for Highest
  Five-Year Period       5 Years     10 Years     20 Years     30 Years      40 Years
Preceding Retirement     Service     Service       Service      Service      Service
======================================================================================
       $150,000          $29,412     $ 51,912     $ 90,912     $105,912      $105,912
--------------------------------------------------------------------------------------
        200,000           33,912       63,912      115,912      135,912       135,912
--------------------------------------------------------------------------------------
        250,000           38,412       75,912      140,912      165,912       165,912
--------------------------------------------------------------------------------------
        300,000           42,912       87,912      165,912      195,912       195,912
--------------------------------------------------------------------------------------
        350,000           47,412       99,912      190,912      225,912       225,912
--------------------------------------------------------------------------------------
        400,000           51,912      111,912      215,912      255,912       255,912
--------------------------------------------------------------------------------------
        450,000           56,412      123,912      240,912      285,912       285,912
--------------------------------------------------------------------------------------
        500,000           60,912      135,912      265,912      315,912       315,912
--------------------------------------------------------------------------------------

   Pensionable earnings with respect to the Named Officers are based solely on the amounts shown in the salary column of the Summary Compensation Table.

   As of December 31, 1996, the years of credited service for the Named Officers were as follows: C. W. Grigg -- 3; H. J. Wilkinson -- 31; J. P. McGrath -- 38; W. M. Shockley -- 5; A. Nerenberg -- 22.

   The total annual payments represent the straight life annuity amounts payable at age 65 including primary social security benefits and benefits provided under RIP, BEP and SERP, for the years of service indicated in the Pension Table.

   Participants under the RIP and BEP receive quarterly statements evidencing an accrued benefit in the form of a present value lump sum which grows through Company contribution credits and interest credits based on one-year Treasury rates. The Company contribution credits are determined on the basis of age and service points, as follows:

------------------------------------------------------------------------------
                                               Company
                                   Contribution as % of Earnings:
------------------------------------------------------------------------------
Age and Service          Under SS             Over SS
     Points             *Wage base          *Wage base         **Supplemental
==============================================================================
       0-27                1.250%              2.500%              0.000%
------------------------------------------------------------------------------
      28-35                1.625%              3.250%              0.000%
------------------------------------------------------------------------------
      36-43                2.000%              4.000%              0.000%
------------------------------------------------------------------------------
      44-51                2.500%              5.000%              0.000%
------------------------------------------------------------------------------
      52-59                3.125%              6.125%              0.000%
------------------------------------------------------------------------------
      60-67                3.750%              6.750%              1.500%
------------------------------------------------------------------------------
      68-75                4.625%              7.625%              1.850%
------------------------------------------------------------------------------
      76-83                5.625%              8.625%              2.250%
------------------------------------------------------------------------------
      84-91                6.750%              9.750%              2.700%
------------------------------------------------------------------------------
  92 and over              8.125%             11.125%              3.250%
------------------------------------------------------------------------------

 * For 1997, the Social Security (SS) wage base is $65,400.

** Supplemental credits are available only to those active participants who had 60 or more total age and service points as of December 31, 1994, the date of the cash balance plan inception.

   The estimated total annual life annuity benefits payable upon retirement at the normal retirement age of 65 from the RIP and BEP only, for each of the Named Officers, are as follows:

------------------------------------------------------------------------------
                             Date          Years of Service
    Named Officer          at Age 65           at Age 65       Annual Benefit
==============================================================================
  Charles W. Grigg     June, 2004                 10              $ 71,500
------------------------------------------------------------------------------
 Harry J. Wilkinson    November, 2002             37               184,400
------------------------------------------------------------------------------
  John P. McGrath      August, 2004               45                99,800
------------------------------------------------------------------------------
William M. Shockley    August, 2026               34               195,700
------------------------------------------------------------------------------
  Aaron Nerenberg      September, 2005            31                58,400
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Compensation of Directors
------------------------------------------------------------------------------

   Each director who is not an employee of the Company receives an annual retainer of $17,000 plus a fee of $1,000 for each meeting of the Board of Directors or one of its committees attended by him. Each director who is an employee of the Company receives a fee of $1,000 for each meeting of the Board of Directors attended by him. Each non-employee director on May 2, 1995 received a restricted stock award in the amount of $25,000, or 765 shares, based upon the fair market value of the Company's common stock on that date of $32.6875 per share. Mr. Kelso, who was appointed as a director on October 24, 1995, received a pro rata restricted stock award in the amount of $22,500, based upon the number of months remaining until May 2, 2000, in accordance with the SPS 1988 Long-Term Incentive Stock Plan, or 570 shares based upon the fair market value of the Company's common stock on October 24, 1995 of $39.4375 per share. Each non-employee director on February 10, 1997 received a restricted stock award in the amount of $25,000, or 370 shares, based upon the fair market value of the Company's common stock on that date of $67.8125 per share. The restrictions on each award lapse on 20% of the shares each year on the anniversary date of the award for the succeeding five years, after which all restrictions will have lapsed. A director who is not a participant in any of the Company's qualified retirement plans and who retires at or after age 70 with 5 or more years of service, or at or after age 65 with 10 or more years of service, will receive annually during his lifetime an amount equal to the annual retainer in effect as of the date of his retirement. A director who retires at or after age 65 but before age 70 with less than 10 years of service will receive annually a pro rata amount. A non-employee director may elect to receive discounted options in lieu of all or a portion of his annual retainer under the SPS 1988 Long Term Incentive Stock Plan. If elected for any year, these discounted options are available for all or any portion of the non-employee director's annual retainer. The number of options granted is determined by the amount of retainer so applied divided by the difference between the fair market value of the Company's common stock at the time of grant less, for each option, the par value per share of one dollar, which is payable by the director at the time of exercise.

------------------------------------------------------------------------------
Employment Contracts and Termination of Employment and Change of Control Arrangements
------------------------------------------------------------------------------

   The Company entered into an Employment Agreement with Mr. Grigg on December 1, 1993, which continues until termination of his employment with the Company or his retirement at age 65. The Agreement provides for an annual base salary in the first year of $400,000, with an increase on each subsequent December 1 of an amount equal to at least the percentage increase in the Consumer Price Index for the Philadelphia Region. The Employment Agreement also provides for an incentive bonus payment of $150,000 for the first year, and eligibility to participate in the Company's Management Incentive Plan thereafter. The Agreement further provides for a payment of up to $25,000 plus any federal and state income tax liability resulting from such payment for the purchase of an automobile from his previous employer. He is eligible to participate in all executive benefit plans, stock option programs and employee fringe benefits during his employment with the Company. The Employment Agreement contains severance provisions whereby, upon a "change of control" (as defined in the Executive Severance Agreement described below), the provisions under such Severance Agreement govern; upon termination of employment by Mr. Grigg, or by the Company for "cause" (as defined in the Employment Agreement) or upon death, disability or retirement, he is entitled only to the benefits accrued under the specific benefit plans in which he participates; and upon termination of employment by the Company without "cause," if within the first three years of employment, he is entitled to 200% of his base salary then in effect plus such benefits to which he would have been entitled under the Company's Senior Executive Severance Plan (described below) as if he were a participant, and if after three years of employment, the benefits provided in the Senior Executive Severance Plan (described below). Mr. Grigg is subject to a non-competition provision during the term of his employment with the Company and for a period of two years thereafter.

   The Company has entered into an Executive Severance Agreement
("Agreement") with each of the Named Officers. The Agreement provides that if a "triggering termination" of employment (as defined in the

Agreement) occurs within three years after a "change of control" of the Company (as defined in the Agreement), then the employee is entitled to receive within 15 days after the employee's termination date, among other benefits, cash in an amount equal to two times the sum of the employee's annual base salary plus the incentive bonus awards earned by or allocated to the employee in the previous fiscal year under the Company's Management Incentive Plan (MIP) and Long Range Incentive Plan (LRIP). A "triggering termination" generally includes a termination of employment initiated by the Company for any reason other than a disability qualifying the employee for benefits under the Company's Long Term Disability Plan, or for "cause" (as defined in the Agreement), or by the employee for certain reasons set forth in the Agreement.

   Upon a "triggering termination," the employee will also be entitled to receive the appreciated value of all the employee's stock options outstanding and unexercised as of the termination date (whether or not vested), any unpaid salary, all incentive bonus awards payable to, earned by or allocated to the employee under the MIP and LRIP, and all amounts deferred by the employee under any incentive plan and under the Company's Executive Deferred Compensation Plan. The employee will also receive two additional years of credited service under each of the Company's RIP, BEP and SERP (if a participant), and will, for two years, continue to receive certain insurance benefits on a cost-sharing basis. The employee's benefits from BEP and SERP (if a participant) are payable in a lump sum within 15 days after the termination date. Any restrictions remaining on restricted shares that may have been awarded to the employee lapse, and the employee will own such shares free and clear of any Company-imposed restriction. Any non-competition agreements (including non-compete provisions of the MIP) terminate; however, the employee will continue to be bound by the confidentiality provisions of the Agreement. Each Agreement provides for compensation to the employee for any adverse effect of payments under the Agreement determined to be "excess parachute payments," as defined in the Internal Revenue Code.

   Pursuant to the Company's Senior Executive Severance Plan (SESP), each of the Named Officers would receive certain compensation and benefits in the event of termination of employment with the Company, without a change of control, for any reason other than for "cause" (as defined in the SESP) or a disability which qualifies the participant for benefits under the Company's Long-Term Disability Plan, or if initiated by the participant, upon the occurrence of certain events described in the SESP. Upon such termination, the participant is entitled to receive (among other benefits) the base salary in effect prior to the termination date for a period of up to 12 months, all bonuses earned under the MIP and LRIP for completed and uncompleted (pro rata) periods, and all amounts deferred under the Company's Executive Deferred Compensation Plan. The participant will remain on the Company's payroll for up to 12 months, during which all employee benefits to which the participant was entitled prior to the termination will continue, and the participant will be entitled to Company-paid professional outplacement services. At the end of the 12-month period, the participant will be vested in the Company's BEP and SERP (if a participant) and will be entitled to receive a lump sum payment of these retirement benefits. Restrictions on restricted shares, if any, issued to the participant lapse. The participant is prohibited from competing with the Company during the 12-month period following termination of employment. If the participant is employed by a competitor of the Company without the Company's consent, the ongoing benefits described above cease as of the date of such employment. If the participant is employed on a full-time basis by other than a competitor, the ongoing benefits cease either as of the date of such employment or six months, whichever is later. In the event an employee receives a payment under the Agreement, he is not eligible to receive any payment under the SESP. The Company has agreed that the SESP will not be terminated or amended to reduce or eliminate the benefits granted to certain employees, including the Named Officers. The SESP provides for additional compensation to the participant if any plan payment is subject to an excise or similar tax under the Internal Revenue Code.

   In addition, the Company offers retiring executives (including the Named Officers) an agreement pursuant to which, under certain circumstances, the Company would be required to pay in a lump sum all amounts otherwise payable periodically to them under any plan of, or agreement with, the Company. Such lump sum payment would be made only if, within three years after a "change of control" (as defined in such agreement), there is a change in two of the top three executive officers of the Company designated in such agreement. To date, no such agreements are in effect.

------------------------------------------------------------------------------
                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
------------------------------------------------------------------------------

     In connection with the Company's Rights Offering of the Company's Common Stock which concluded in December, 1994 (the "Rights Offering"), the Company entered into a Standby Purchase Agreement, dated as of November 16, 1994, with certain Purchasers and Investors.(1) The Purchasers agreed to acquire from the Company, at the subscription price provided in the Rights Offering, all remaining shares of Common Stock not subscribed for by the Company's shareholders. Eric M. Ruttenberg, a director of the Company, is an "Affiliate" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) of certain of the Purchasers.

     Pursuant to the Standby Purchase Agreement, the Purchasers acquired 268,380 shares of Common Stock for $6,575,310 and received from the Company $63,088 as reimbursement for certain expenses incurred by the Purchasers in connection with the Rights Offering. The Purchasers, Investors and their Affiliates (collectively the "Affiliated Group") owned an aggregate of 785,280 shares of Common Stock, or approximately 13.93% of the 5,636,359 shares of the Company's Common Stock outstanding, at the conclusion of the Rights Offering and the Purchase of unsubscribed shares in accordance with the Standby Purchase Agreement.

     The Standby Purchase Agreement will terminate upon the earliest to occur of:

     (a) six years from the date of the Standby Purchase Agreement (the "Term"), or

     (b) the date upon which the Affiliated Group no longer beneficially owned Common Stock representing in excess of 10% of the Total Voting Power (as defined below), or

     (c) removal of or failure to re-elect the designee(s) of the Purchasers and Investors to the Board of Directors in certain circumstances contemplated by the Standby Purchase Agreement.

     Pursuant to the Standby Purchase Agreement, the Company on November 16, 1994, amended its Rights Agreement dated as of November 11, 1988, as amended, between the Company and Mellon Bank (East), N.A., as Rights Agent (the "Rights Agreement"), to permit the Affiliated Group to acquire or beneficially own Common Stock representing up to 20% (the "Percentage Limitation") of the total voting power in the general election of directors of the Company ("Total Voting Power"). The Company further agreed, during the Term, to amend the Rights Agreement as necessary to permit an increase of the Percentage Limitation in certain circumstances, including the Company's permitting any other person, generally, to acquire or beneficially own Common Stock representing in excess of 18% of the Total Voting Power, in which case the Percentage Limitation will generally automatically increase to 110% of the percentage of Total Voting Power that such other person is permitted to acquire or beneficially own.

     The Affiliated Group has agreed for approximately six years, to a broad range of restrictions prohibiting such activities as: soliciting proxies; generally making shareholder proposals; engaging in efforts to acquire stock in, or assets of, the Company (by purchase, merger, or otherwise); or seeking changes in the composition of the Board of Directors. Such restrictions will be automatically waived (A) if any person publicly makes a bona fide offer to acquire a majority of the outstanding Common Stock and the Company's Board of Directors does not oppose such offer, or (B) if any person makes a bona fide offer to acquire a majority of the outstanding Common Stock and either (i) the Company's Board of Directors determines to accept such offer, or (ii) the Company's Board of Directors determines, for example, to seek competing offers or proposes to effect or negotiate with any person any form of business combination or similar transaction with the Company, or proposes in response to such bona fide offer, a recapitalization, share repurchase,

-----------
(1) Tinicum Enterprises, Inc., Tinicum Investors, RUTCO Incorporated, Tinicum Foreign Investments Corporation, Tinicum Associates, G.P., Putnam L. Crafts, Jr. and James H. Kasschau (collectively, the "Purchasers"), and RIT Capital Partners plc, J. Rothchild Capital Management Limited and St. James's Place Capital plc (collectively, the "Investors"). See "Ownership of Voting Securities" for more recent information on the Affiliated Group as herein defined. In the Rights Offering, all remaining shares of Common Stock not subscribed for by the Company's shareholders. Eric M. Ruttenberg, a director of the Company, is an "Affiliate" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) of certain of the Purchasers.

extraordinary dividend or other similar extraordinary transaction involving the Company, its securities or assets, to the extent necessary to allow the Affiliated Group to make a competing offer to the Company's Board of Directors to acquire the Company or its securities or its assets.

   The Purchasers and Investors have also agreed that, for approximately six years, all shares of Common Stock which are directly or indirectly beneficially owned by the Affiliated Group, other than those shares of Common Stock which represent voting power of up to 10% of the Total Voting Power, will be voted in accordance with the recommendation of the majority of the Company's Board of Directors on all matters submitted to the shareholders for a vote, including the election of directors of the Company, except with respect to any matter which, pursuant to the Company's Bylaws, requires the approval of an 80% super majority of the Company's shareholders, will be voted pro rata in accordance with the vote of the Company's other shareholders.

   The Purchasers and Investors have further agreed during the Term, with certain specific exceptions, not to sell or transfer shares of Common stock representing in excess of 10% of Total Voting Power to any one person in any transaction or series of transactions, unless such person agrees to be bound by the terms of the Standby Purchase Agreement.

   During the Term, the Company has agreed, generally, to exercise all authority under applicable law, to cause Eric M. Ruttenberg (or another designee of the Purchasers and Investors) to be elected to the Company's Board of Directors and in addition, to the Audit, Executive, Directors and Executive Compensation and Stock Option Committees of the Board. In the event the Board of Directors is expanded beyond eight members, the Purchasers and Investors are entitled to nominate an individual to fill the first out of each three Board member positions in excess of eight Board member positions (i.e. the ninth, twelfth, etc.).

   The Company also entered into a certain Registration Rights Agreement with the Purchasers and Investors, dated as of November 16, 1994, pursuant to which the Company, subject to certain terms and conditions, has granted two demand registration rights and unlimited piggyback registration rights to the Purchasers and Investors whereby the Purchasers and Investors may require the Company to cause shares of Common Stock beneficially owned by them to be registered for public sale under the Securities Act. The demand registration rights will not be exercisable for a period of three years from November 16, 1994, but the piggyback registration rights will be currently exercisable. All such registration rights will terminate on November 16, 2002.

-------------------------------------------------------------------------------
      COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION OVERVIEW AND
                                   PHILOSOPHY
-------------------------------------------------------------------------------

   The Executive Compensation and Stock Option Committee of the Board of Directors ("Compensation Committee") is composed entirely of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Compensation Committee annually recommends to the full Board the compensation to be paid to the Chief Executive Officer and President, and determines the compensation of each of the other executive officers of the Company. The Compensation Committee is free to engage and consult with outside compensation consultants as it sees fit and generally has access to independent compensation data.

   The objectives of the Company's executive compensation program are to:

   o  Emphasize long-term performance and increases in shareholder value.

   o Provide base compensation and benefit levels that are competitive with those in the markets in which the Company competes for executive personnel.

   o Reward executives for the achievement of short-term and long-term financial goals and the enhancement of shareholder value.

   o Support a performance-oriented environment by providing incentive compensation that changes in a consistent and predictable way with both the financial performance of the Company and management performance in support of strategic objectives.

   o  Provide a long-term and career-oriented compensation environment.

   o Offer meaningful and competitive retirement and supplemental benefits that are consistent with the Company's objective of retaining key employees.

   The executive compensation program provides a compensation package that is competitive with those offered by similar companies. The Company periodically reviews the competitive practices of companies in the fabricated metals, durable manufacturing and other industries, as well as with a broader group of companies of comparable size and complexity. Actual compensation levels may be greater or less than average competitive levels in surveyed companies based upon annual and long-term Company performance as well as individual performance. The Compensation Committee uses its discretion to set executive compensation at levels warranted in its judgment by external, internal and individual circumstances.

-------------------------------------------------------------------------------
EXECUTIVE OFFICER COMPENSATION
-------------------------------------------------------------------------------

   Executive officer compensation is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, long range cash and restricted stock incentive compensation, specific benefits designed to provide remuneration for career service, and various benefits, including medical, life insurance and savings plans generally available to employees of the Company.

-------------------------------------------------------------------------------
BASE SALARY
-------------------------------------------------------------------------------

   Base salary levels for the Company's executive officers are competitively set relative to certain companies in the fabricated metals, durable manufacturing and other industries as well as other comparable companies. In determining salaries, the Compensation Committee also takes into account individual experience and performance and specific expertise beneficial to the Company.

-------------------------------------------------------------------------------
INCENTIVE COMPENSATION
-------------------------------------------------------------------------------

   The Company's incentive programs are intended to provide incentives to achieve financial and individual objectives, and to reward exceptional performance. The Management Incentive Plan is the Company's annual incentive program for executive officers and key managers. The purpose of the plan is to provide a direct financial incentive in the form of an annual cash bonus to executives for the attainment of annual financial and individual goals. Threshold, target and maximum goals for total Company and individual business unit performance are set by the Compensation Committee at the beginning of each fiscal year. The Long Range Incentive Plan is the Company's three-year incentive program for executive officers and key managers. The purpose of the Plan is to provide a direct financial incentive in the form of an annual cash bonus and a restricted share award under the SPS 1988 Long Term Incentive Stock Plan to executives for the attainment of long-range financial goals of the Company.

-------------------------------------------------------------------------------
EQUITY-BASED COMPENSATION
-------------------------------------------------------------------------------

   The equity-based compensation component of the Company's executive compensation program is oriented toward the achievement of increasing shareholder value over the long term. This component of the program -- the SPS 1988 Long Term Incentive Stock Plan -- provides for grants of stock options which align the executives' awards with future shareholder gains. These grants enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock.

-------------------------------------------------------------------------------
EXECUTIVE BENEFITS
-------------------------------------------------------------------------------

   The benefit component of executive compensation is designed to provide executives with adequate and meaningful retirement benefits which are reflective of the benefits offered in comparable companies, and which encourage career-service orientation of the Company's executives. In addition, other benefits such as perquisites are rigidly controlled and minimized. The amount of such perquisites, as determined in accordance with rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for fiscal 1996.

-------------------------------------------------------------------------------
CHIEF EXECUTIVE OFFICER COMPENSATION
-------------------------------------------------------------------------------

   The compensation of the Chief Executive Officer (CEO) is fixed by the full Board of Directors (other than the CEO) consistent with the practices described above. Factors considered by the Board of Directors in deciding the compensation of the CEO are generally subjective. Effective December 1, 1996, Mr. Grigg's annual base salary was increased by the Board of Directors from $484,000 to $518,000. The Board believes this increase is commensurate with the Company's improved financial performance during 1996. This amount is also believed to be competitive with companies of similar size and complexity. Mr. Grigg, has a 50% incentive opportunity under the Company's Management Incentive Plan and a 50% incentive opportunity under the Company's Long Range Incentive Plan.

   Members of the Executive Compensation and Stock Option Committee -- Raymond P. Sharpe, Chairman; Howard T. Hallowell, III; Dr. John F. Lubin; and Eric M. Ruttenberg.

-------------------------------------------------------------------------------
                        Common Stock Performance Graph
-------------------------------------------------------------------------------

   The graph set forth below shows the cumulative shareholder return (i.e., price change plus reinvestment of dividends) of the Company's Common Stock during the five-year period ended December 31, 1996, as compared to the Standard & Poor's 500 Index and the Standard & Poor's Diversified
Manufacturing Index.

             Comparison of Five-Year Cumulative Total Return for
                  SPS, the S&P Index and the S&P Diversified
                        Industrial Manufacturing Index
                          (See Notes 1 and 2 Below)

300-|-------------------------------------------------------------------------|
    |                                                                         |
    |                                                                       %#|
    |                                                                         |
250-|-------------------------------------------------------------------------|
    |                                                                         |
    |                                                                         |
    |                                                           %             |
200-|----------------------------------------------------------------------+--|
    |                                                            #            |
    |                                                          +              |
    |                                                                         |
150-|-------------------------------------------------------------------------|
    |                                             #                           |
    |                              #            +                             |
    |             + #            +                                            |
100-|+%#-----------------------------------------%----------------------------|
    |              %                                                          |
    |                             %                                           |
    |                                                                         |
 50-|--------------|--------------|--------------|--------------|-------------|
    |              |              |              |              |             |
  1991           1992           1993           1994           1995          1996

+=S&P 500               %=SPS Technologies            #=S&P Manufacturing Index

                                    S&P 500
                YEAR
               ENDING    ANNUAL          CUM        VALUE OF
               12/31     RETURN         RETURN    $100 INVEST
               1991                                 $100.00
               1992        7.6%          7.6%       $107.60
               1993       10.1%         18.5%       $118.47
               1994        1.3%         20.0%       $120.01
               1995      37.58%         65.1%       $165.11
               1996      22.96%        103.0%       $203.02

                                SPS TECHNOLOGIES
                YEAR
               ENDING    ANNUAL          CUM        VALUE OF
               12/31     RETURN         RETURN    $100 INVEST
               1991                                 $100.00
               1992     -17.60%        -17.6%       $ 82.40
               1993      -9.57%        -25.5%       $ 74.51
               1994      39.04%          3.6%       $103.60
               1995     110.34%        117.9%       $217.92
               1996      20.37%        162.3%       $262.31

                            S&P MANUFACTURING INDEX
                YEAR
               ENDING    ANNUAL          CUM        VALUE OF
               12/31     RETURN         RETURN    $100 INVEST
               1991                                 $100.00
               1992        8.4%           8.4%      $108.40
               1993       21.2%          31.4%      $131.38
               1994        3.5%          36.0%      $135.98
               1995       40.6%          91.2%      $191.19
               1996       37.6%         163.1%      $263.07
------
NOTES:
   (1) Total Return assumes reinvestment of Dividends.

   (2) The above graph assumes $100 was invested on December 31, 1991 in SPS Technologies Common Stock, the S&P 500 Index and S&P Diversified Industrial Manufacturing Index. The values shown in the graph above are as of the end of each period indicated. Raw data for the S&P 500 Index and S&P Diversified Manufacturing Index are supplied by S&P.

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                   Independent Certified Public Accountants
-------------------------------------------------------------------------------

   Coopers & Lybrand L.L.P., the Company's independent certified public accountants for the year 1996, has been selected to continue for the year 1997. Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

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                              Section 16 Reports
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   Based solely on a review of the reports on Forms 3, 4 and 5 filed with the
Company by its directors, executive officers and known 5% beneficial owners, and in certain cases upon certificates received from such persons that such filings are not required, no such person failed to file any report required to be filed during, or with respect to, the fiscal year of the Company ended December 31, 1996.

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                          Proposals of Shareholders
-------------------------------------------------------------------------------

   Under the Company's By-laws, notice of any proposal to be presented by any shareholder at a meeting must be received by the Secretary of the Company not less than 60 days in advance of the meeting. The notice must include the text of the proposal to be presented, a brief written statement of the reasons why such shareholder favors the proposal, the name and address of record of the proposing shareholder, a representation that the shareholder is entitled to vote at the meeting and intends to appear at the meeting, in person or by proxy, the number of shares of stock beneficially owned by such shareholder and any material interest of such shareholder in the proposal (other than as a shareholder). A copy of the Company's By-laws specifying these requirements will be furnished to any shareholder without charge upon written request to the Secretary.

   Under the rules of the Securities and Exchange Commission, shareholders wishing to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the Annual Meeting of Shareholders to be held in 1998 must submit such proposals so as to be received at the office of the Secretary, SPS Technologies, Inc., 101 Greenwood Avenue, Suite 470, Jenkintown, PA 19046, no later than November 27, 1997.

                                          Aaron Nerenberg
                                          Secretary

March 31, 1997

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Upon written request to the office of the Secretary, SPS Technologies, Inc.,
101 Greenwood Avenue, Suite 470, Jenkintown, PA 19046, the Company will provide, without charge, to any shareholder solicited hereby, a copy of its Annual Report on Form 10-K, including the financial statements and the schedules thereto.
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                                                                              19